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                                                                  (Exhibit 99.1)


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
        AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Steven R. Rogel, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Weyerhaeuser Company, and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Weyerhaeuser Company;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Weyerhaeuser Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o      any amendments to any of the foregoing.

                                                        Subscribed and
                                                        sworn to
                                                        before me this
/s/Steven R. Rogel                                      12 day of
August 12, 2002                                         August 2002.

                                                        /s/Vicki A. Merrick
                                                        Notary Public

                                                        My Commission Expires:
                                                        June 16, 2004